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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  January 31, 2001
                                                         ----------------

                            GEERLINGS & WADE, INC.
             ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

  MASSACHUSETTS                  000-24048                  04-2935863
  -------------          ------------------------       -------------------
 (State or Other         (Commission File Number)        (I.R.S. Employer
  Jurisdiction                                          Identification No.)
of Incorporation)

                  960 Turnpike Street, Canton , MA        02021
             -----------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)

      Registrant's Telephone Number, including Area Code:  (781) 821-4152
                                                           --------------

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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.
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ITEM 5.   OTHER EVENTS

          Geerlings & Wade, Inc. (the "Company") reported that it has been notified by Nasdaq that the Nasdaq Listing Qualifications staff has determined that the Company does not meet certain listing criteria for the Nasdaq Stock Market's National Market. The Company requested an oral hearing before the Nasdaq Listing Qualifications Panel, scheduled for March 8, 2001, to review the staff determination and seek continued listing.

          A copy of the Company's press release announcing the Nasdaq determination and the hearing is attached as Exhibit 99.1 to this Report and incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.        The following exhibit is filed as part of this Report.
       --------

         Exhibit Number   Description
         --------------   -----------------------------------------
             99.1         Press Release of Geerlings & Wade, Inc.
                          dated January 31, 2001.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GEERLINGS & WADE, INC.


                                       By: /s/ David R. Pearce
                                           --------------------------
                                           Name:  David R. Pearce
                                           Title: President


Date: January 31, 2001
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                                 EXHIBIT INDEX

Exhibit No.           Description of Exhibits
----------            -----------------------
99.1                  Press Release of Geerlings & Wade, Inc.
                      dated January 31, 2001.